UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 7, 2014 (May 7, 2014)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001- 36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Caesars Acquisition Company (“CAC”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1 (the “Disclosure Material”), which information is incorporated by reference herein. The Disclosure Material, which has not been previously reported, was provided on May 7, 2014 to lenders in connection with Caesars Growth Properties Holdings, LLC’s (“CGPH”) previously announced $700 million of term loans which closed on May 5, 2014. CGPH is an indirect subsidiary of Caesars Growth Partners, LLC (“Growth Partners”), which is a joint venture between CAC and Caesars Entertainment Corporation (“CEC”).

The information set forth in this Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CAC;s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward-Looking Statements

This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this filing. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this filing, are based on our current expectations about future events and are necessarily estimates reflecting the best judgment of CAC’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of CAC may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CAC’s reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	the ability to satisfy the conditions to the closing with respect to the purchase Harrah’s New Orleans, including receipt of required regulatory approvals;

•	the purchase of Harrah’s New Orleans may not be consummated on the terms contemplated or at all;

•	the ability to timely and cost-effectively integrate companies that Growth Partners acquires into its operations, including the three properties it acquired from CEOC on May 5, 2014;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues, including construction of The Cromwell and the renovation of The Quad Resort & Casino;

•	CAC and Growth Partners’ dependence on CEC and its subsidiaries to provide support and services, as well as Growth Partners’ dependence on CEC’s senior management’s expertise and its participation in CEC’s Total Rewards loyalty program;

•	the effects of a default by CEC on certain debt obligations;

•	CEC’s interests may conflict with Growth Partners’ interests and may possibly keep all potential development opportunities for itself;

•	the adverse effects if CEC or any of its subsidiaries were to file for bankruptcy;

•	the effects if a third-party successfully challenges CEC or its affiliates ownership of, or right to use, the intellectual property owned or used by subsidiaries of CEC, which Caesars Interactive Entertainment, Inc. (“CIE”) licenses for use in its businesses;

•	CIE’s reliance on subsidiaries of CEC to obtain online gaming licenses in certain jurisdictions, such as New Jersey;

•	the adverse effects on CAC’s ability to comply with certain obligations imposed by federal securities law and certain debt arrangements if it is determined that Deloitte & Touche LLP was not independent of CEC or Growth Partners;

•	the difficulty of operating Growth Partners’ business separately from CEC and managing that process effectively could take up a significant amount of management’s time;

•	Growth Partners’ business model and short operating history;

•	Growth Partners’ ability to realize the anticipated benefits of current or potential future acquisitions, including the transactions described herein;

•	the additional capital that Growth Partners may require to consummate the purchase of Harrah’s New Orleans and support business growth may not be available on acceptable terms;

•	the adverse effects of extensive governmental regulation and taxation policies, which are applicable to Growth Partners, are enforced;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming industry in particular;

•	the sensitivity of CAC’s business to reductions in discretionary consumer spending;

•	the rapidly growing and changing industry in which Growth Partners operates, such as CIE’s social and mobile games business and internet gaming business;

•	any failure to protect Growth Partners’ trademarks or other intellectual property, such as CIE’s ownership of the WSOP trademark;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the effects of competition, including locations of competitors and operating and market competition, particularly the intense competition Planet Hollywood Resort and Casino faces from other hotel casino resorts in Las Vegas and Horseshoe Baltimore will face from other regional casinos and resorts;

•	the uncertainty surrounding whether CIE’s games, such as Slotomania, will retain their popularity;

•	CIE’s ability to launch new games on new and emerging platforms;

•	CIE’s reliance on a small portion of its total players for nearly all of its revenue from its social and mobile games;

•	CAC’s ability to expand into international markets in light of additional business, regulatory, operational, financial and economic risks associated with such expansion;

•	evolving regulations concerning the social and mobile games industry as well as data privacy, including, but not limited to, the effect of U.S. and foreign laws, some of which are unsettled and still developing;

•	the low barriers to entry and intense competition of social and mobile games industry could have adverse effect on CIE and Growth Partners;

•	evolving U.S. and foreign laws could subject CIE to claims and prevent CIE from providing its current games to players or to modify its games;

•	the effect on Growth Partners’ business strategy if real money online poker is not legalized in states other than Delaware, Nevada or New Jersey in the United States or is legalized in an unfavorable manner;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues; and

•	political and economic uncertainty created by terrorist attacks and other acts of war or hostility;

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CAC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Disclosure Material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: May 7, 2014	By:	/s/ CRAIG J. ABRAHAMS
	Name:	Craig J. Abrahams
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Disclosure Material.